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                                                                    EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated March 10, 1997 included in Antivirals Inc. Form SB-2 and to all references to our Firm included in this Registration Statement.



                                                  ARTHUS ANDERSON LLP



Portland, Oregon
    August 20, 1997